DEBT CONTRIBUTION AGREEMENT


                  CONTRIBUTION AGREEMENT (the "Agreement") dated as of October 10, 1996, by and between METROPOLIS REALTY TRUST, INC., a Maryland corporation (the "REIT"), 237/1290 LOWER TIER ASSOCIATES, L.P., a Delaware limited partnership (the "Partnership"), 237 PARK PARTNERS, L.P., a Delaware limited partnership (the "237 Partnership") and 1290 PARTNERS, L.P., a Delaware limited partnership (the "1290 Partnership", the 237 Partnership and the 1290 Partnership being collectively referred to as the "Property Owning Partnerships"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Joint Plan of Reorganization of 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C., filed under title 11 of the United States Code, 11 U.S.C. Sections 101 et seq (the "Plan").

                  WHEREAS, this Agreement is entered into pursuant to the terms and conditions of the Plan, the Agreement of Limited Partnership of the Partnership, dated as of October 10, 1996 (the "Partnership Agreement") and the Agreement of Limited Partnership of each of the 237 Partnership and the 1290 Partnership, each dated as of October 10, 1996 (the "Property Owning Partnership Agreements");

                  WHEREAS, pursuant to the Plan and the Noteholders Contribution and Participation Agreement, the Indenture Trustee, acting on behalf of the holders of the Existing Notes, contributed to the REIT an undivided interest in $280,000,000 of Existing Notes (the "Debt");

                  WHEREAS, pursuant to the Plan and the Partnership Agreement, the REIT desires to contribute the Debt to the Partnership in exchange for a 95% interest, as a general partner, in the Partnership (the "Partnership Interest") and the Partnership desires to contribute (i) $119,940,916 of the Debt (the "237 Contributed Debt") to the 237 Partnership in exchange for a 99% interest, as a limited partner, in the 237 Partnership (the "237 Partnership Interest"), and
(ii) $160,059,084 of the Debt (the "1290 Contributed Debt", the 237 Contributed Debt and the 1290 Contributed Debt being collectively referred to as the "Contributed Debt") to the 1290 Partnership in exchange for a 99% interest, as a limited partner in the 1290 Partnership (the "1290 Partnership Interest", the 237 Partnership Interest and the 1290 Partnership Interest being collectively referred to as the "Property Owning Partnership Interests"), all as hereinafter set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises and the respective agreements herein contained, and other good and valuable consideration, the parties hereto agree as follows:

                  1. Subscription. (a) Upon the terms and subject to the conditions of this Agreement, the REIT hereby subscribes for, and the Partnership hereby issues, effective as of

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the Effective Date, to the REIT, the Partnership Interest, in consideration of the contribution to the Partnership described in Section 2(a) below.

                  (b) Upon the terms and subject to the conditions of this Agreement, the Partnership hereby subscribes for, and the Property Owning Partnerships hereby issue, effective as of the Effective Date, to the Partnership, the Property Owning Partnership Interests, in consideration of the contributions to the Property Owning Partnerships described in Section 2(b) below and in the Property Contribution Agreements.

                  2. Contribution. (a) In consideration of the subscription for the Partnership Interest described in Section 1 above, the REIT hereby contributes, assigns, transfers, grants and delivers to the Partnership on the Effective Date all of the REIT's right, title and interest in and to the Debt.

                  (b) In consideration of the subscription for the Property Owning Partnership Interests described in Section 1 above, the Partnership hereby contributes, assigns, transfers, grants and delivers to the 237 Property Owning Partnership and the 1290 Property Owning Partnership on the Effective Date all of the Partnership's right, title and interest in and to the 237 Contributed Debt and the 1290 Contributed Debt, respectively.

                  3. Effective Date; Extinguishment of the Contributed Debt. The contribution of the Debt to be made by the REIT and the contribution of the Contributed Debt to be made by the Partnership all as set forth in Section 2, the issuance of the Partnership Interest by the Partnership and the Property Owning Partnership Interests by the Property Owning Partnerships set forth in
Section 1, and the consummation of the other transactions contemplated hereby, shall take place on the Effective Date in accordance with the Plan. Upon consummation of the transactions contemplated hereby, the Contributed Debt shall be deemed extinguished.

                  4. Representations and Warranties. Each of the parties hereto represents and warrants to the other as follows:

                   (i) It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation and has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement.

                  (ii) This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.


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                  (iii) All approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of its obligations under this Agreement have been made or obtained.

                  5. Amendments. This Agreement and the terms and conditions hereof may not be altered, amended, waived, terminated or otherwise modified in any respect, unless the same shall be in writing and signed by or on behalf of each party affected thereby.

                  6. Further Assurances. Each of the parties hereto, on the Effective Date, or at any time or from time to time thereafter, upon request of any other party hereto, will execute such additional instruments, documents or certificates as such other party deems reasonably necessary in order to effect or confirm the transactions contemplated hereby.

                  7. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns, but this Agreement may not be assigned by either party without the written consent of the other party.

                  8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York.

                  9. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed as of the date first written above.

                                    METROPOLIS REALTY TRUST, INC.


                                    By:
                                         Name:
                                         Title:


                                    237 PARK PARTNERS, L.P.

                                    By:  237 GP CORP., as general partner


                                         By:
                                              Name:
                                              Title:


                                    1290 PARTNERS, L.P.

                                    By:  1290 GP CORP., as general partner


                                         By:
                                              Name:
                                              Title:


                                    237/1290 LOWER TIER ASSOCIATES, L.P.

                                    By:  METROPOLIS REALTY TRUST, INC.,
                                         as general partner


                                         By:
                                              Name:
                                              Title:



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